Hedge Fund Guided Portfolio Solution

Consolidated Schedule of Investments (unaudited)

December 31, 2020

Investment Funds*	First Acquisition Date	Cost	Fair Value	% Net Assets	Liquidity**

Event Driven

Canyon Value Realization Fund Ltd.	11/1/2018	$15,227,913	$15,597,098	4.56%	Quarterly

Elliott International Ltd.	1/1/2019	28,158,430	31,346,757	9.16%	Quarterly, Semi-annually

Pentwater Merger Arbitrage Fund, Ltd.	8/1/2019	13,924,823	15,735,974	4.60%	Monthly
Total Event Driven		57,311,166	62,679,829	18.32%

Long and/or Short Equity

BlackRock European Hedge Fund Limited	4/1/2019	11,950,000	16,885,895	4.93%	Monthly

Redmile Capital Fund, LP (a)	11/1/2018	20,152,500	29,145,742	8.52%	Quarterly

Steadfast International, Ltd.	11/1/2018	28,510,000	32,700,807	9.55%	Quarterly

Tiger Global, Ltd.	1/1/2020	17,775,000	24,561,374	7.17%	Annually

TPG Public Equity Partners-B, Ltd.	10/1/2019	31,300,000	29,958,526	8.75%	Quarterly
Total Long and/or Short Equity		109,687,500	133,252,344	38.92%

Macro/Commodities

Alphadyne Global Rates Fund II, Ltd.	2/1/2020	13,484,838	15,569,829	4.55%	Quarterly

Alphadyne International Fund, Ltd.	9/1/2019	1,275,063	1,626,976	0.48%	Quarterly

Element Capital Feeder Fund Ltd.	1/1/2019	19,426,094	22,170,390	6.48%	Quarterly

Pharo Gaia Fund, Ltd.	5/1/2020	12,275,000	14,636,707	4.27%	Quarterly

STM LCB LLC	4/1/2020	1,362,030	1,551,695	0.45%	(1)
Total Macro/Commodities		47,823,025	55,555,597	16.23%

Multi-Arbitrage

ExodusPoint Partners International Fund, Ltd.	11/1/2018	13,675,000	14,994,143	4.38%	Quarterly

Magnetar Constellation Fund, Ltd.	11/1/2018	9,428,426	11,428,931	3.34%	Quarterly

Myriad Opportunities Offshore Fund Ltd.	11/1/2018	53,947	59,222	0.02%	(2)

Point72 Capital International, Ltd.	1/1/2020	13,655,000	15,964,467	4.66%	Quarterly

Renaissance Institutional Diversified Global Equities Onshore Fund L.P. (a)	1/1/2020	21,314,475	14,860,192	4.34%	Monthly
Total Multi-Arbitrage		58,126,848	57,306,955	16.74%

Total Investments in Investment Funds		$272,948,539	$308,794,725	90.21%

The accompanying notes are an integral part of the Consolidated Schedule of Investments.

Hedge Fund Guided Portfolio Solution

Consolidated Schedule of Investments (unaudited) (continued)

December 31, 2020

Short-Term Investments	Shares	Cost	Fair Value	% Net Assets

Money Market Fund

BlackRock Liquidity Funds T-Fund Institutional Shares (yield 0.00%) (b)	14,179,695	$14,179,695	$14,179,695	4.14%

Northern Institutional Treasury Portfolio Shares (yield 0.01%) (b)	4,726,750	4,726,750	4,726,750	1.38%

Total Investments in Short-Term Investments		$18,906,445	$18,906,445	5.52%

Total Investments		$291,854,984	$327,701,170	95.73%

Other Assets, Less Liabilities			14,632,666	4.27%

Net Assets			$342,333,836	100.00%

*

Non-income producing investments. The Fund’s investments in Investment Funds are considered to be illiquid and may be subject to limitations on redemptions, including the assessment of early redemption fees. Investment Funds are restricted securities per Rule 12-12.8 of Regulation S-X.

**	Available frequency of redemptions after initial lock-up period.

(a)

The Investment Fund is held by Series B-C of HFGPS Subsidiary, LLC (the “Sub-Fund”), a wholly owned subsidiary of the Fund. Investment Funds held by the Sub-Fund represents 14.25% of the total investments in Investment Funds.

(b)	The rate shown is the annualized 7-day yield as of December 31, 2020.

(1)	The Investment Fund is liquidating its assets and is in the process of returning capital to its limited partners in a reasonable manner.

(2)	All of the Fund’s remaining interest in the Investment Fund is held in side pockets which are subject to distribution notices.

The following table represents the geographic regions of the Fund’s investments based on the investment mandate of each Investment Fund:

Geographic Location	Percent of Investments in Investment Funds

Asia	0.02%
Europe	5.47
Global	73.77
United States/Canada	20.74

Total	100.00%

The accompanying notes are an integral part of the Consolidated Schedule of Investments.

Hedge Fund Guided Portfolio Solution

Consolidated Schedule of Investments (unaudited) (continued)

December 31, 2020

The following table describes the investments held within each investment category:

(a) Event Driven This investment category includes the Investment Funds that take significant positions in companies with special situations, including distressed stocks, mergers and takeovers.

Notice Period	Redemption Restrictions and Terms*
60 - 90 Days	0-3 years.

(b) Long and/or Short Equities This investment category includes the Investment Funds that make long and short investments in equity securities that are deemed by the Investment Managers to be under or overvalued. The Investment Managers typically do not attempt to neutralize the amount of long and short positions.

Notice Period	Redemption Restrictions and Terms*
30 - 60 Days	0-5 years.

(c) Macro/Commodities This investment category includes the Investment Funds that invest in a variety of instruments including global currencies, interest rates, sovereign debt and commodities based on an analysis of many broad factors including: global monetary and trade policy, geopolitical events, supply and demand, global investor sentiment and various technical factors.

Notice Period	Redemption Restrictions and Terms*
60 - 90 Days	0-1 year.
Side pocket & liquidating vehicle arrangements exist for 2.79%** of the Investment Funds.

(d) Multi-Arbitrage This investment category includes the Investment Funds that seek to exploit price differences of identical or similar financial instruments, on different markets or in different forms by simultaneously purchasing and selling an asset in order to profit from the difference.

Notice Period	Redemption Restrictions and Terms*
45 - 90 Days	0-2 years.
Side pocket & liquidating vehicle arrangements exist for 0.10%** of the Investment Funds.

*

The information summarized in the table above represents the general terms of the specific asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in constituent documents, to modify and waive such terms.

**	Reflects the percentage of fair value of investments in each respective investment category.

The accompanying notes are an integral part of the Consolidated Schedule of Investments.

Hedge Fund Guided Portfolio Solution

Notes to Consolidated Schedule of Investments (unaudited)

December 31, 2020

Portfolio Valuation

Pursuant to Hedge Fund Guided Portfolio Solution’s (the “Fund”) valuation policies, the Fund’s Board of Trustees (the “Board”) has delegated to Grosvenor Capital Management, L.P., (the “Adviser” or “Grosvenor”) the general responsibility for valuation of the investments subject to oversight by the Board. The Board has approved procedures pursuant to which the Fund will value its investments in Investment Funds at fair value, generally at an amount equal to the Net Asset Value (“NAV”) of the Fund’s investment in the Investment Funds as determined by the Investment Fund’s general partner or Investment Manager. This is commonly referred to as using NAV as the practical expedient which allows for estimation of the fair value of an investment in an investment entity based on NAV or its equivalent if the NAV of the investment entity is calculated in a manner consistent with ASC 946. Because of the inherent uncertainty of valuations of the investments in the Investment Funds, their estimated values may differ significantly from the values that would have been used had a ready market for the Investment Funds existed, and the differences could be material.

In accordance with its valuation policies, if no such information is available, or if such information is deemed to not be reflective of fair value by the Adviser, an estimated fair value is determined in good faith by the Adviser pursuant to the Fund’s valuation procedures. All adjustments to fair value made by the Adviser are reviewed and approved by Grosvenor’s Valuation Committee, subject to Board approval.

The Investment Funds generally hold positions in readily marketable securities and derivatives that are valued at quoted market values and/or less liquid non-marketable securities and derivatives that are valued at estimated fair value. However, some of the Investment Funds may invest all or a portion of their assets in illiquid securities and may hold a portion or all of these investments independently from the main portfolio. These separate baskets of illiquid securities (“side pockets”) may be subject to additional restrictions of liquidity that are stricter than the liquidity restrictions applicable to general interests in the Investment Fund. If the Fund withdraws its interest from such an Investment Fund, it may be required to maintain its holding in the side pocket investments for an extended period of time and retain this remaining interest in the Investment Fund. In instances, where such an Investment Fund closes its operations, the Fund may receive an “in-kind” distribution of a side pocket’s holdings in liquidation of its entire interest in the Investment Fund. The value of side pockets may fluctuate significantly. As of December 31, 2020, the Fund’s investments in side pockets or special liquidating vehicles represented 0.47% of the Fund’s net assets. Additionally, the governing documents of the Investment Funds generally provide that the Investment Funds may suspend, limit or delay the right of their investors, such as the Fund, to withdraw capital. The primary restrictions applicable to Investment Funds as of December 31, 2020, are described in detail on the Fund’s Consolidated Schedule of Investments.

The Fund prioritizes the inputs to valuation techniques used to measure fair value. In accordance with Accounting Standards Update (“ASU”) No. 2015-07, Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”), investments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient have not been classified in the fair value hierarchy. When the Adviser believes the reported NAV per share (or its equivalent) of an Investment Fund is not representative of fair value, the Adviser categorizes the investment in accordance with ASC Topic 820, Fair Value Measurement (“ASC 820”).

Hedge Fund Guided Portfolio Solution

Notes to Consolidated Schedule of Investments (unaudited) (continued)

December 31, 2020

Portfolio Valuation (continued)

Short-term investments represent an investment in a money market fund. Short-term investments are recorded at fair value, which is their published net asset value and are listed in the table below as a Level 1 investment.

ASC 820 establishes a hierarchal disclosure framework which prioritizes and ranks the inputs to valuation techniques used in measuring investments at fair value. In accordance with ASC 820, the Fund has categorized its financial instruments into a three level fair value hierarchy. The fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The levels of the fair value hierarchy are defined as follows:

●

Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date. This level of the fair value hierarchy provides the most reliable evidence of fair value and is used to measure fair value whenever available.

●

Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly. These inputs include (a) quoted prices for similar assets in active markets; (b) quoted prices for identical or similar assets in markets that are not active; (c) inputs other than quoted prices that are observable.

●	Level 3 - Inputs that are unobservable.

Inputs are used in applying valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. If the inputs used to measure an investment fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument. The determination of the significance of a certain input and what constitutes an observable input requires judgment by the Adviser. The categorization of an investment within the hierarchy is based upon the observable inputs of each investment and does not necessarily correspond to the Adviser’s perceived risk of the investment. The units of account that are valued by the Fund are its interests in the Investment Funds and not the underlying holdings of such Investment Funds. Thus, the inputs used by the Fund to value its investments in each of the Investment Funds may differ from the inputs used to value the underlying holdings of such Investment Funds. Thus, an Investment Fund with all of its underlying investments classified as Level 1 may be classified as a Level 2 or Level 3 investment.

Hedge Fund Guided Portfolio Solution

Notes to Consolidated Schedule of Investments (unaudited) (continued)

December 31, 2020

Portfolio Valuation (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2020:

Description	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Fair Value at December 31, 2020
Investment Funds measured at NAV	$–	$–	$–	$308,794,725
Short-term Investments	18,906,445	–	–	18,906,445
Total Investments	$18,906,445	$–	$–	$327,701,170

The level classifications in the table above may not be indicative of the risk.

Income Taxes

As of December 31, 2020, the tax cost and unrealized appreciation (depreciation) of the Investments held by the Fund, as determined utilizing tax adjustments as of September 30, 2020, were as follows:

Investment Funds
Tax Cost Basis of Investments	$314,591,657
Gross Unrealized Appreciation	$40,536,194
Gross Unrealized Depreciation	(29,053,658)

Net Unrealized Appreciation/(Depreciation)	$11,482,536